UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 4, 2005

E-LOAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-25621 (Commission File Number)	77-0460084 (I.R.S. Employer Identification No.)

6230 STONERIDGE MALL ROAD, PLEASANTON, CALIFORNIA (Address of Principal Executive Offices)	94588 (Zip Code)

(925) 847-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 4, 2005, E-LOAN, Inc. (the “Company”) entered into an Amendment No. 2 to Master Repurchase Agreement with Merrill Lynch Mortgage Capital, Inc. (the “Amendment”). The Amendment amends the Master Repurchase Agreement between the parties dated as of February 6, 2004, as amended by Amendment No. 1 dated May 20, 2004 (as amended, the “Agreement”), to extend the termination date of the Agreement from February 4, 2005 to February 4, 2006 and to change the formula used to calculate the purchase price for mortgage loan sales under the Agreement. A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

Exhibit 10.1	Amendment No. 2 to Master Repurchase Agreement dated February 4, 2005 between E-LOAN, Inc. and Merrill Lynch Mortgage Capital, Inc.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC. By: /s/ Matthew Roberts —————————————— Matthew Roberts Chief Financial Officer

Date: February 7, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Master Repurchase Agreement dated February 4, 2005 between E-LOAN, Inc. and Merrill Lynch Mortgage Capital, Inc.